                                   EXHIBIT 24(b)

                          CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in the Registration Statement of Form S-8 pertaining to the 1996 Incentive Stock Option Plan of IFR Systems, Inc. our report dated July 29, 1997, with respect to the consolidated financial statements and schedule of IFR Systems, Inc. included or incorporated by reference in its Annual Report (Form 10-K) for the year ended June 30, 1997, filed with the Securities and Exchange Commission.


                                ERNST & YOUNG L.L.P.

Indianapolis, Indiana
May 13, 1998








                                   EXHIBIT 24(b)